UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 20, 2026

Everest Consolidator Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-41100	86-2485792
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4041 MacArthur Blvd Newport Beach, California	92660
(Address of Principal Executive Offices)	(Zip Code)

(949) 610-0835

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934: NONE

Securities registered pursuant to Section 12(g) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one Warrant	EVCOU	OTC Markets Group, Inc.
Class A common stock, par value $0.0001 per share	EVCO	OTC Markets Group, Inc.
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	EVCOW	OTC Markets Group, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On January 26, 2026, as approved by its stockholders at the meeting of stockholders held on January 20, 2026 (the “Meeting”), Everest Consolidator Acquisition Corporation (the “Company”), and its trustee, Equiniti Trust Company, LLC amended the Investment Management Trust Agreement, dated as of November 23, 2021, as amended (the “Trust Agreement”), in order to extend the time the Company has to complete a business combination to December 31, 2026 (the “Termination Date”). At the Meeting, the shareholders of the Company approved the amendment.

The foregoing description of the amendment to the Trust Agreement is qualified in its entirety by reference to the full text of the amendment, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The stockholders of the Company approved an amendment to the Company’s certificate of incorporation to in order to extend the time the Company has to complete a business combination to the Termination Date. The amendment to the Certificate of Incorporation was filed with the Delaware Secretary of State on January 27, 2026.

The foregoing description of the amendment to the certificate of incorporation is qualified in its entirety by reference to the full text of the amendment, a copy of which is filed with this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On January 20, 2026, the Company held the Meeting. On December 18, 2026, the record date for the Meeting, there were 7,144,980 shares of common stock entitled to be voted at the Annual Meeting. This included 2,832,480 Class A ordinary shares, par value $0.0001 per share (“Class A Shares”), and 4,312,500 Class B shares, par value $0.0001 per share (“Class B Shares” and together being the issued and outstanding ordinary shares of the Company, referred to as the “Shares”). At the meeting, 5,108,350 or 71.50% of the Shares were represented in person or by proxy.

The final results for each of the matters submitted to a vote of the Company’s stockholders at the Meeting are as follows:

1.	Extension Amendment

Proposal

Shareholders approved the amendment to the Company’s certificate of incorporation to extend the date by which the Company may consummate a business combination to the Termination Date. Approval of the Extension Amendment Proposal required the approval of not less than 65% of the issued and outstanding Class A Shares and Class B Shares voting together. The Extension Amendment Proposal received the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
5,079,735	28,615	0	0

2.	Trust Amendment

Proposal

Shareholders approved the amendment to the Trust Agreement to extend the date by which the Company may consummate a business combination to the Termination Date. Approval of the Trust Amendment Proposal the approval of not less than 65% of the issued and outstanding Class A Shares and Class B Shares voting together. The Trust Amendment Proposal received the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
5,079,735	28,615	0	0

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Item 8.01.	Other Events.

In connection with the shareholders’ vote at the Meeting 15,886 Class A Shares were redeemed.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits:

Exhibit No.	Description
3.1	Amendment to the Company’s Certificate of Incorporation dated January 26, 2026
10.1	Amendment to the Investment Trust Management Agreement between the Company and the Trustee dated January 26, 2026
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Everest Consolidator Acquisition Corporation

Dated: January 29, 2026	By:	/s/ Adam Dooley
	Name:	Adam Dooley
	Title:	Chief Executive Officer

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